                                                                   EXHIBIT 10.33

                               FIRST AMENDMENT TO
                           RECEIVABLES SALE AGREEMENT

         This First Amendment to Receivables Sale Agreement (this "Amendment") is entered into as of November 21, 2001, by and between Interface, Inc., a Georgia corporation ("Originator"), and Interface Securitization Corporation, a Delaware corporation ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Sale Agreement (as defined below) (or, if not defined therein, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS

         Each of the parties hereto entered into a certain Receivables Sale Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Sale Agreement").

         Originator has requested certain amendments to provisions of the Sale Agreement in order to permit the pledging of certain assets by Originator; and, Buyer desires to make such amendments as more fully described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                  (a) Section 2.1(o) of the Sale Agreement is hereby amended by adding the following words to the end of the first sentence in such section, "(other than a Permitted Adverse Claim)".


                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT

                  (b) Section 4.2(d) of the Sale Agreement is hereby amended by adding the following words to the end of the last sentence in such section, ", other than an Adverse Claim in favor of the Collateral Agent (under and as defined in the Interface Credit Facilities)".

                  (c) Section 5.1(j) of the Sale Agreement is hereby amended by adding the following words, "(other than a Permitted Adverse Claim)" after the words, "any Adverse Claims" in such section.

         2. Representations and Warranties. The Originator represents and warrants, as of the date hereof, that both before and after giving effect to this Amendment:

                  (a) all of the representations and warranties of the Originator contained in the Sale Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                  (b) no Termination Event or Potential Termination Event has occurred and is continuing.

         3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Buyer shall have received a certificate of the Originator, in the form of Exhibit A hereto, certifying as to matters set forth in Sections 2(a) and (b) of this Amendment.

                  (c) Waivers and Amendments. The Buyer shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT

         4.       Effect of Amendment.

                  (a) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that the Buyer, the Agent, any Financial Institution or the Company may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Sale Agreement" or "Receivables Sale Agreement" shall mean the Sale Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) The Originator hereby agrees to pay all reasonable costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Buyer and its assigns).

                  (d) This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver originally executed counterparts of this Amendment on a timely basis.

                  (e) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction,

                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT
be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                            (SIGNATURE PAGE FOLLOWS)


                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                    INTERFACE, INC.



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                    Name:  Patrick C. Lynch
                                    Title: Vice President and CFO



                                    INTERFACE SECURITIZATION CORPORATION



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                    Name:  Patrick C. Lynch
                                    Title: Vice President, Treasurer and
                                             Assistant Secretary



                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I,                  , am the Secretary/Assistant Secretary of
Interface, Inc., a Georgia corporation ("Originator"). I execute and deliver this Officer's Certificate, dated as of November 21, 2001, on behalf of Originator pursuant to Section 3(b) of that certain First Amendment to Receivables Sale Agreement (the "Amendment"), dated as of November 21, 2001, by and among Originator and Interface Securitization Corporation, a Delaware corporation, as Buyer ("Buyer"), which First Amendment amends certain terms and provisions of that certain Receivables Sale Agreement, dated as of December 19, 2000, by and among Originator and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Sale Agreement.

         I hereby certify, on behalf of Originator, that, both before and after giving effect to the Amendment, (a) no Termination Event or Potential Termination Event has occurred and is continuing and (b) the representations and warranties of Originator contained in the Sale Agreement and in the other Transaction Documents are true and correct as of the date hereof.


                                By:
                                   -----------------------------------------
                                Name:
                                Title: Secretary/Assistant Secretary of


                                                              FIRST AMENDMENT TO
                                                      RECEIVABLES SALE AGREEMENT

                                        6